Accounts Receivable - Summary of Accounts Receivable (Detail) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021
Trade and other receivables [abstract]
Trade receivables from provisional concentrate sales, net of fair value adjustment	$ 525	$ 1,716
Trade receivables from sales of cobalt.	12,632	9,488
Other accounts receivable	393	373
Total accounts receivable	$ 13,550	$ 11,577